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PROSPECTUS SUPPLEMENT


NORTHERN FUNDS -- MULTI-MANAGER FUNDS
SUPPLEMENT DATED NOVEMBER 17, 2006 TO PROSPECTUS DATED JULY 31, 2006


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For the MULTI-MANAGER SMALL CAP FUND, the following replaces the first paragraph under "Principal Investment Strategies and Risks" on page 6 of the Prospectus:

INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, generally within the range of the capitalization of companies in the Russell 2000 Index or the S&P SmallCap 600 Index. Securities of companies whose capitalization no longer meets this definition after purchase may continue to be considered securities of small capitalization companies and held in the Fund. As of September 30, 2006, the market capitalization of the companies in the Russell 2000 Index was between $40 million and $2.5 billion. As of September 30, 2006, the market capitalization of the companies in the S&P SmallCap 600 Index was between $50 million and $3.1 billion. The sizes of companies in the Indices change with market conditions. In addition, changes to the composition of the Russell 2000 Index and the S&P SmallCap 600 Index can change the market capitalization ranges of the companies in the Indexes. The Fund is not limited to the equity securities included in the Russell 2000 Index or the S&P SmallCap 600 Index and may invest in other equity securities that meet the Sub-Advisers' criteria discussed below.

For the MULTI-MANAGER SMALL CAP FUND, the following replaces the sixth paragraph under "Principal Investment Strategies and Risks" on page 6 of the Prospectus:

While the Fund invests at least 80% of its net assets in equity securities of small capitalization companies, it may also invest up to 20% of its net assets in equity securities of companies that have market capitalizations that are higher or lower than the ranges of the Russell 2000 Index or the S&P SmallCap 600 Index.

The following is added as the fourth paragraph under "Broad-based Securities Market Indices" on page 10 of the Prospectus:

THE S&P SMALLCAP 600 INDEX is an unmanaged small cap index which measures the 600 smallest stocks in the S&P Composite 1500 Index. These stocks comprise 3% - 4% of the U.S. domestic equities market as of September 30, 2006.



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                                     50 South LaSalle
                                     P.O. Box 75986
                                     Chicago, Illinois 60675-5986
                                     800/595-9111
     (NORTHERN FUNDS LOGO)           northernfunds.com